ACCOUNTS AND NOTES RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 1,287,232	$ 184,900	¥ 1,059,129
Notes receivable	28,003	4,022	12,820
Allowance for doubtful accounts	(86,152)	(12,375)	(25,105)	$ (3,606)	¥ (5,794)	¥ (6,708)
Accounts and notes receivable, net	¥ 1,229,083	$ 176,547	¥ 1,046,844